UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    June 23, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2023 Albany International Corp. (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of October 27, 2020, by and among the Company, Albany International Holding (Switzerland) AG, Albany International Europe GMBH, Albany International Canada Corp., the other borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment replaces the LIBOR-based reference interest rate option under the Credit Agreement with a reference interest rate option based on the Term Secured Overnight Financing Rate plus an applicable credit spread adjustment (subject to a minimum floor of 0.00%).

The Amendment does not make any other material changes to the terms and conditions of the Credit Agreement, including the representations and warranties, events of default, affirmative and negative covenants.

The foregoing description of certain provisions of the Amendment and the underlying Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement and the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

10.1	Amendment, dated as of June 23, 2023, to the Amended and Restated Credit Agreement, dated as of October 27, 2020, by and among Albany International Corp., Albany International Holding (Switzerland) AG, Albany International Europe GMBH, Albany International Canada Corp., the other borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: June 23, 2023

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment, dated as of June 23, 2023, to the Amended and Restated Credit Agreement, dated as of October 27, 2020, by and among Albany International Corp., Albany International Holding (Switzerland) AG, Albany International Europe GMBH, Albany International Canada Corp., the other borrowing subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Inline XBRL cover page.